December 2025 Investor Highlights

2Legal Disclosures Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may relate to beliefs, expectations or intentions and similar statements concerning matters that are not of historical fact and are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “intend,” “potential,” “plan,” “goal,” “outlook,” “guidance” or other words that convey the uncertainty of future events or outcomes. Examples of forward looking statements contained in this presentation include, among others, our 2025 Guidance, our expectations regarding Same-Home core revenues and occupied days, our belief that our acquisition and homebuilding programs will result in continued growth, the estimated timing of debt refinancings, and the estimated timing and volume of our development deliveries. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, our securitization refinancing plans, the effectiveness of our investment philosophy, and diversified acquisition strategy, our ability to expand our development program, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic, regulatory and real estate conditions that may impact our business, including the impact of inflation. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, December 3, 2025. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Definitions of these non-GAAP financial measures and a reconciliation from GAAP to non-GAAP are included in the Defined Terms and Non-GAAP Reconciliations in the Appendix section of this presentation, as well as the 3Q25 Supplemental Information Package available on our website at www.amh.com under “For Investors.” About AMH AMH (NYSE: AMH) is a leading large-scale integrated owner, operator, and developer of single-family rental homes. We're an internally managed Maryland real estate investment trust (REIT) focused on acquiring, developing, renovating, leasing and managing homes as rental properties. In recent years, we've been named a 2025 Great Place to Work®, a 2025 Top U.S. Homebuilder by Builder100, and one of the 2025 Most Trustworthy Companies in America by Newsweek and Statista Inc. As of September 30, 2025, we owned over 61,000 single-family properties in the Southeast, Midwest, Southwest and Mountain West regions of the United States. Additional information about AMH is available on our website at www.amh.com. AMH refers to one or more of American Homes 4 Rent, American Homes 4 Rent, L.P., and their subsidiaries and joint ventures. In certain states, we operate under AMH Living or American Homes 4 Rent. Please see www.amh.com/dba to learn more. Contacts AMH Investor Relations Phone: (855) 794-2447 / Email: investors@amh.com AMH Media Relations Phone: (855) 774-4663 / Email: media@amh.com

3AMH At A Glance ➢ Largest Integrated Single- Family Rental Builder with 2,200 – 2,400 Deliveries Expected in 2025(1) ➢ Full Control of AMH Development Program & Land Pipeline Provides Years of Continued Growth with Capital Timing Optionality(2)(3) ➢ AMH Development Homes are the Highest-Quality Product on the Market and have Strong Long- Term Return Profiles ➢ Robust Disposition Program Provides Flexibility to Continuously Optimize the Portfolio While Attractively Recycling Capital ➢ High-Quality Investment Grade Balance Sheet ➢ Moody’s: Baa2 / Stable ➢ S&P Global: BBB / Positive ➢ 5.1x Net Debt and Preferred Shares to Adjusted EBITDAre(3) ➢ $1.14 Billion of Undrawn Capacity Under the Revolving Credit Facility(3) ➢ Paid Off Final Asset-Backed Securitization in 3Q25, Resulting in a Fully Unencumbered Balance Sheet Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 3Q25 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. (1) Refer to slide 5. (2) Refer to slide 16. (3) As of September 30, 2025. ➢ Leading the Residential Sector in Core FFO Per Share Growth of 5.6% for Full Year 2025 at the Midpoint of Guidance(1) ➢ Nov QTD Blended Lease Spreads of 2.9% Continue to be Anchored by Strong Renewal Rates ➢ Long-Term Sector Tailwinds ➢ Continued Need for High- Quality Rental Housing Options ➢ Growing SFR Renter Cohort ➢ 2025 Expected Same-Home Core Revenues Growth of 3.75% at the Midpoint of Guidance(1) Sustained Long-Term Fundamentals for Single-Family Rentals Investment Grade Balance Sheet Prudent Capital Allocation Strategy

Average Occupied Days Average Change in Rent for Re-Leases Average Change in Rent for Renewals Average Blended Change in Rent 95.0% 0.2% 4.2% 2.9% Business Update Solid, Stable Execution and Prudent Capital Allocation in Current Residential Environment Expecting Flat Occupancy for Remainder of 4Q25 and Moderation in December New Lease Pricing to Position Portfolio for 2026 Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 3Q25 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. 4 Nov. ‘25 QTD Same-Home Operational Update Given Current Capital Environment, Management has Strategically Adjusted the 2025 Capital Plan: • Moderated Spend on Future Development Pipeline with Total Capital Investment Tracking to the Low-End of $0.8 – $1.0 Billion Guidance Range (with No Change to 2025 Deliveries) • Accelerated Disposition Program with Proceeds Tracking to High-End of $400 – $500 Million Range • Repurchased ~$100 Million of AMH Stock to-date in the Fourth Quarter at a ~$32 Average Share Price, Utilizing Existing Share Repurchase Plan 2025 Capital Plan Update

52025 Guidance Full Year Midpoint Core FFO per share and unit(1) $1.86 – $1.88 $1.87 Core FFO per share and unit growth 5.1% – 6.2% 5.6% Same-Home Portfolio: Core revenues growth 3.25% – 4.25% 3.75% Core property operating expenses growth 2.75% – 3.75% 3.25% Core NOI growth 3.50% – 4.50% 4.00% Properties Investment Midpoint Wholly owned acquisitions – – – Wholly owned development deliveries 1,800 – 2,000 $700M – $800M $750M Development pipeline, pro rata share of JV & Property Enhancing Capex – $100M – $200M $150M Total capital investment (wholly owned and pro rata JV)(2) 1,800 – 2,000 $0.8B – $1.0B $0.9B Total gross capital investment (JVs at 100%)(2) 2,200 – 2,400 $1.0B – $1.2B $1.1B Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 3Q25 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. (1) Refer to slide 22 for 2025 Guidance disclosure. Guidance is based on the midpoint of the ranges set forth in the October 29, 2025 earnings release. (2) Tracking to the low-end of the guidance range. Unchanged From 3Q25 Earnings Release

5.1% 5.3% 4.0% 5.4% 2.0% 2.8% 1.3% 1.6% 0.9% 1.6% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 2023 2024 2025e 2023 2024 2025e 6Industry Leading Earnings Growth Profile Superior Core FFO Per Share Growth Incremental to Same-Home Core NOI Growth AMH Residential Peer Avg.(1) -0.1% Same-Home Core NOI Growth Spread Between Core FFO Per Share Growth and Same-Home Core NOI Growth AMH Capital Strategy is uniquely driving incremental Core FFO contribution 7.9% 6.6% 5.6% 6.3% 1.5% 2.0%C o re F FO P er S h ar e G ro w th (2) (2) Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 3Q25 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. (1) Peer set includes AVB, CPT, EQR, ESS, INVH, MAA and UDR. (2) 2025e includes the midpoint of company Core FFO per share guidance.

AMH Today AMH Pine Landing Development Las Vegas Market

8The AMH Difference Strategy Focused on Operational Excellence, Portfolio Optimization, and Prudent Capital Acumen • Geographical Diversification Across 30+ Markets • Majority 3 and 4 Bedroom Detached Homes ~2,000 Square Feet in Size • Average Home Age Under 20 years in Highly Desirable Neighborhoods Operational Excellence • Leverage In-House Technology to Deliver a Superior Resident Experience Portfolio Optimization • Location • Quality • Asset Type Prudent Capital Acumen • Strong Balance Sheet • Disciplined Buy-Box • AMH Development • Asset Management

9Diversified Portfolio Footprint © GeoNames, Microsoft, TomTom Powered by Bing Positioned for Long-Term Sustainable Growth and Portfolio Optimization Flexibility 60,664 Properties Owned 30+ Markets 24 States 18 Years Avg. Age per Home 1,999 sf Avg. Square Feet per Home 95.9% Same-Home Avg. Occupied Days (1) $2,296 Same-Home Avg. Mon. Realized Rent(1) Seattle Salt Lake City 3.2% Las Vegas 4.5% San Antonio 1.9% Boise 1.8% Denver Dallas 6.1% Phoenix 5.4% Houston 3.8% Nashville 5.6% Atlanta 9.9% Raleigh 3.6% Chicago 2.5% Indianapolis 5.0% Columbus 3.7% Cincinnati 3.5% Charlotte 7.0% Charleston 2.7% Jacksonville 5.6% Savannah 1.7% Tampa 5.1% Orlando 3.6% Top 20 AMH Market AMH Development Presence Amounts presented are for total portfolio, excluding properties held for sale, as of September 30, 2025, except where noted for our Same-Home portfolio. Map represents top 20 AMH markets as a percentage of total portfolio, excluding properties held for sale. All other markets make up the remaining 13.8%. (1) Reflected for the three months ended September 30, 2025.

10High-Quality Resident Base Strong Resident Base as Millennials Enter Family Formation Years Avg. AMH Household Benefits of the AMH Resident Profile • High income levels and propensity to stay longer • Strong demand from millennial population as they continue to age and transition from apartments into single-family rentals ~$150,000 38 Years Old Families Pets 3.3 Years • Latest New Resident Stated Household Incomes, Majority are Dual-Income • Average Age of Primary Resident at Move-In • 2 Adults, ~2 Kids per Household on Average • Majority of Households with Pets • Average Length of Stay Diverse and Durable Employment Base • Two-thirds of AMH residents are essential workers or employed in stable industries such as healthcare, public service, education, finance, technology and real estate

2025 2026 2027 2028 2029 Thereafter Debt Maturity Schedule(3) (MM) Revolving Credit Facility Unsecured Senior Notes Liquidity - Undrawn Revolving Credit Facility Liquidity - Cash and Cash Equivalents 11Investment Grade Balance Sheet High-Quality, Fully Unencumbered Balance Sheet Creates Flexibility and Optionality Credit Ratings and Metrics Moody’s Investor Service Baa2 / Stable S&P Global Ratings BBB / Positive Balance Sheet Philosophy Maintain flexible investment grade balance sheet with diverse access to capital Continue optimizing capital stack and investment grade cost of capital Expand sources of available capital as the Company and the SFR sector evolve and mature Prudent retention of operating cash flow Net Debt and Preferred Shares to Adjusted EBITDAre(1) 5.1x Fixed Charge Coverage(1) 4.1x Unencumbered Core NOI Percentage(1)(2) 100.0% (1) As of September 30, 2025. (2) The Company’s portfolio is fully unencumbered. (3) The unsecured senior notes have maturity dates in 2028, 2029, 2030, 2031, 2032, 2034, 2035, 2051, and 2052. (4) Represents $45.6M of unrestricted cash on balance sheet and $1.14B of undrawn capacity under the revolving credit facility as of September 30, 2025. $19.2B Total Capitalization(1) $3,900 $0 $500 $0 $510 $1,186 Liquidity(4) $0 Fixed Rate Debt, 25.0% Floating Rate Debt, 0.6% Preferred Shares, 1.2% Common Shares & OP Units, 73.2%

21% 20% 4% 6% 8% 3% 1% -5% 1% 4% -7% -26% -29% -28% -25% 95% 95% 95% 95% 96% 98% 97% 97% 96% 95% -30% -20% -10% 0% 10% 20% 30% (Top 20 AMH Markets) -0.5% 0.0% 0.5% 1.0% 1.5% 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 Projected Population Growth(3) 12Sustained Demand Tailwinds Millennials are Aging into Prime Single Family Living Years SFR Value Proposition Further Benefitted By Increased Cost of Ownership (1) Source: John Burns Real Estate Consulting, LLC. (Data as of November 2025) (2) Avg. Occupancy by Year for Same-Home Portfolio (Current period represents Nov QTD) (3) Source: U.S. Census. Ages 20-34 Ages 35-49 Consistent SFR demand has driven stable occupancy throughout changes in all home affordability environments Stable Occupancy(2) Est. Single Family Rents vs. Cost of Home Ownership(1)

Differentiated Growth Strategy AMH Cactus Cliff Development Las Vegas Market

14Three-Pronged Growth Strategy High-Quality Growth from AMH Development Complemented by Nimble and Opportunistic Acquisition Channels That Can be “Dialed Up or Down” Based on Market Conditions • Data driven acquisition program, with diversified access to 30+ markets • Nimble ability to “dial up” acquisition volume when market opportunities return • Fortified balance sheet and superior operating platform provide pathway for accretive portfolio consolidation opportunities • Internal development program provides stable “backbone” of growth • Delivers superior quality homes, in Class A locations, with premium investment returns • Full control of AMH Development program & land pipeline provides years of continued growth with capital timing optionality • Wholly-owned development pipeline strategically sized to be funded without the need for additional equity • National network of homebuilder relationships, providing acquisition access to newly constructed homes • Remaining patient and disciplined while maintaining ongoing communication with network of homebuilder contacts MLS and Portfolio Acquisitions National Builder Acquisitions AMH Development Program Note: Dials intended to indicate directional commentary only and should not be compared relative to one another.

15AMH Development: Not All BTR is the Same Building the Ideal Rental Home Through the Lens of our Best-In-Class Operating Platform Strategy Product Type and Location Home Quality Expense Efficiency Value Creation Design and create ideal rental homes and communities using data and insights from AMH’s integrated development and operating platforms High-quality, detached, single family homes, with attached garages in highly desirable neighborhoods Stylish, upgraded fixtures and finishes: granite, hard surface flooring, stainless steel appliances Consistent, repeatable floorplans, fixtures and finishes selected for long- term operating expenditure efficiency AMH homes are constructed at significant discount to market value, resulting in immediate value creation Less opportunity for alignment of interests between developer and operators Horizontal apartments, townhomes or detached homes, commonly in tertiary neighborhoods Often “builder basic” or lower quality fixtures and finishes Varied floorplans, finishes and fixtures, typically selected for lowest up-front cost Commonly purchased at or near market value Other BTR Product AMH Amenity Centers create a community feel for residents. AMH Development Homes average 2,000 sq. ft. and come with private yards and fences.

16AMH Development A Consistent Driver of Earnings Growth, Fueled by ~8,000 Unit Land Pipeline 400 950 1,650 2,050 2,200 2,300 2,350 2,300 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2018 2019 2020 2021 2022 2023 2024 2025E AMH Development Deliveries(1) 4,000 6,000 9,000 13,000 14,000 13,000 10,000 8,000 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2018 2019 2020 2021 2022 2023 2024 3Q25 AMH Development Land Pipeline(2) Total Lots Owned and Optioned M id p o in t o f G u id a n ce Guidance is based on the midpoint of the ranges set forth in the October 29, 2025 earnings release. (1) Rounded to the nearest fifty deliveries. (2) Rounded to the nearest thousand.

Commitment to Sustainability AMH Brentwood Development Charlotte Market

18Sustainability Providing Quality, Sustainable Housing that Our Residents Desire Caring About PeopleMaking It Simple Holding Ourselves Accountable • Our newly constructed homes are designed to use 46% less energy(1) • Expanded renewable energy program to 13 additional AMH communities in 2024 • Obtained LEED® Gold certification for our Las Vegas headquarters • Became the first Single- Family Rental REIT to issue investment grade green bonds • Entered into new credit agreement with $1.25 billion sustainability-linked revolving credit facility • Ongoing resident satisfaction surveys conducted both internally and by third-parties • On Google, we received 5,881 reviews with an average rating of 4.7/5 for 2024, indicating strong resident satisfaction • Regular employee engagement surveys with 72% participation and nearly 11,000 comments received in 2024 to ensure we are listening to our workforce • 2024 annual employee turnover of 25.1%, significantly lower than our benchmark • 7th Sustainability Report published in July 2025 • Committed to transparency through sustainability reporting and disclosure of scope 1, 2, and 3 GHG emissions • Dedicated cybersecurity team with regular internal and external security audits and vulnerability assessments, overseen by the Audit Committee • Focused on integrity and ethical business through a robust Code of Business Conduct and Ethics and an ethics hotline for reporting concerns (1) Based on the average Home Energy Rating System (“HERS”) efficiency rating of our newly built homes in 2024 against the 2006 “reference home” standard.

19Recent Recognitions Most Loved Workplace 2025 by Best Practice Institute Great Place To Work® 2025 by Great Place To Work Institute Most Trustworthy Companies in America 2025 by Newsweek and Statista America’s Most Responsible Companies 2025 by Newsweek and Statista 37th Largest U.S. Builder 2025 by Builder Magazine 2025

20Corporate Governance Highlights Independent & Accountable Stewardship Executive Transition Ongoing Board Refreshment Aligned with Shareholders Sustainability Oversight Performance-Based Compensation Practices • 82% Independent trustees • Annual election of trustees • Majority voting standard (plurality carve‐out voting standard only in contested elections) • Annual Board self-evaluation process • Regular shareholder engagement with trustee participation • Bryan Smith appointed to Chief Executive Officer in January of 2025 • Sara Vogt-Lowell promoted to Chief Administrative Officer in addition to her role as Chief Legal Officer • Lincoln Palmer promoted to Chief Operating Officer in 2025 • Zack Johnson promoted to Chief Investment Officer in 2025 • Independent Chairman of the Board • The average tenure of the Board is ~7 years • Trustee retirement policy • Board size is now 11 trustees after two retirements in May 2025 • Robust stock ownership guidelines for trustees and executives • Anti-hedging and anti-pledging policies • Board-level oversight of Sustainability priorities and initiatives • Sustainability included in management goals and incentives • Pay levels are market-aligned with emphasis on performance incentives • Over 80% of the CEO and NEOs target compensation is at risk • Transparent incentive plans that incorporate financial and relative performance metrics tied to value creation drivers • 60% of the CEO and NEOs equity awards are performance-based • Double-trigger change-in-control severance provisions

21Appendix

22Defined Terms and Non-GAAP Reconciliations 2025 Guidance Set forth on slide 5 are the Company’s current expectations with respect to full year 2025 Core FFO attributable to common share and unit holders and our underlying assumptions. In reliance on the exception provided by applicable SEC rules, the Company does not provide guidance for GAAP net income, the most comparable GAAP financial measure, or a reconciliation of 2025 Core FFO guidance to GAAP net income because we are unable to reasonably predict the following items which are included in GAAP net income: (i) gain on sale and impairment of single-family properties and other, net for consolidated properties and unconsolidated real estate joint ventures, (ii) acquisition and other transaction costs and (iii) hurricane-related charges, net. The actual amounts for any and all of these items could significantly impact our 2025 GAAP net income and, as disclosed in our historical financial results, have significantly impacted GAAP net income in prior periods. Average Blended Change in Rent The percentage change in rent on all non-month-to-month lease renewals and re-leases during the period, compared to the annual rent of the previous expired non-month-to-month comparable long-term lease for each individual property. Average Change in Rent for Re-Leases The percentage change in annual rent on properties re-leased during the period, compared to the annual rent of the comparable long- term previous expired lease for each individual property. Average Change in Rent for Renewals The percentage change in rent on non-month-to-month comparable long-term lease renewals during the period. Average Monthly Realized Rent For the related period, Average Monthly Realized Rent is calculated as the lease component of rents and other single-family property revenues (i.e., rents from single-family properties) divided by the product of (a) number of properties and (b) Average Occupied Days Percentage, divided by the number of months. For properties partially owned during the period, this calculation is adjusted to reflect the number of days of ownership. Average Occupied Days Percentage The number of days a property is occupied in the period divided by the total number of days the property is owned during the same period after initially being placed in-service. This calculation excludes properties classified as held for sale.

23Defined Terms and Non-GAAP Reconciliations Core Net Operating Income ("Core NOI“) Core NOI, which we also present separately for our Same-Home portfolio, is a supplemental non-GAAP financial measure that we define as core revenues, which is calculated as rents and other single-family property revenues, excluding expenses reimbursed by tenant charge-backs, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share-based compensation expense and expenses reimbursed by tenant charge-backs. Core NOI also excludes (1) hurricane-related charges, net, which result in material charges to our single-family property portfolio, (2) gain or loss on early extinguishment of debt, (3) gains and losses from sales or impairments of single-family properties and other, (4) depreciation and amortization, (5) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (6) noncash share-based compensation expense, (7) interest expense, (8) general and administrative expense, and (9) other income and expense, net. We believe Core NOI provides useful information to investors about the operating performance of our single-family properties without the impact of certain operating expenses that are reimbursed through tenant charge-backs. Core NOI and Same-Home Core NOI should be considered only as supplements to net income or loss as a measure of our performance and should not be used as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, these metrics should not be used as substitutes for net income or loss or net cash flows from operating activities (as computed in accordance with GAAP). The following is a reconciliation of Core NOI to its respective GAAP metric (amounts in thousands): For the Trailing Twelve Months Ended Sep 30, 2025 Net income 513,011$ Hurricane-related charges, net 4,980 Loss on early extinguishment of debt 396 Gain on sale and impairment of single-family properties and other, net (241,810) Depreciation and amortization 502,513 Acquisition and other transaction costs 12,703 Noncash share-based compensation - property management 4,234 Interest expense 184,413 General and administrative expense 80,947 Other income and expense, net (18,536) Core NOI 1,042,851$

24Defined Terms and Non-GAAP Reconciliations Credit Ratios We present the following selected metrics because we believe they are helpful as supplemental measures in assessing the Company’s ability to service its financing obligations and in evaluating balance sheet leverage against that of other real estate companies. The tables below reconcile these metrics, which are calculated in part based on several non-GAAP financial measures (amounts in thousands, except credit ratios): Sep 30, 2025 Total Debt 4,910,000$ Less: cash and cash equivalents (45,631) Less: restricted cash related to securitizations (3,114) Net debt 4,861,255$ Preferred shares at liquidation value 230,000 Net debt and preferred shares 5,091,255$ Adjusted EBITDAre - TTM 1,001,181$ Net Debt and Preferred Shares to Adjusted EBITDAre 5.1 x Net Debt and Preferred Shares to Adjusted EBITDAre For the Trailing Twelve Months Ended Sep 30, 2025 Interest expense per income statement 184,413$ Less: amortization of discounts, loan costs and cash flow hedges (10,141) Add: capitalized interest 54,683 Cash interest 228,955 Dividends on preferred shares 13,944 Fixed charges 242,899$ Adjusted EBITDAre – TTM 1,001,181$ Fixed Charge Coverage 4.1 x Fixed Charge Coverage

25Defined Terms and Non-GAAP Reconciliations EBITDA / EBITDAre / Adjusted EBITDAre EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. EBITDAre is a supplemental non-GAAP financial measure, which we calculate in accordance with the definition approved by the National Association of Real Estate Investment Trusts (“NAREIT”) by adjusting EBITDA for gains and losses from sales or impairments of single-family properties and adjusting for unconsolidated real estate joint ventures on the same basis. Adjusted EBITDAre is a supplemental non-GAAP financial measure calculated by adjusting EBITDAre for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations and adjustments for investments in proptech venture capital funds related to the pro rata equity pickup of realized and unrealized gains and losses from their portfolio investments, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to our single-family property portfolio and (4) gain or loss on early extinguishment of debt. We believe these metrics provide useful information to investors because they exclude the impact of various income and expense items that are not indicative of operating performance. The following is a reconciliation of net income, as determined in accordance with GAAP, to EBITDA, EBITDAre and Adjusted EBITDAre (amounts in thousands): For the Trailing Twelve Months Ended Sep 30, 2025 Net income 513,011$ Interest expense 184,413 Depreciation and amortization 502,513 EBITDA 1,199,937$ Gain on sale and impairment of single-family properties and other, net (241,810) Adjustments for unconsolidated real estate joint ventures 6,036 EBITDAre 964,163$ Noncash share-based compensation - general and administrative 15,389 Noncash share-based compensation - property management 4,234 Acquisition, other transaction costs and other 12,019 Hurricane-related charges, net 4,980 Loss on early extinguishment of debt 396 Adjusted EBITDAre 1,001,181$

26Defined Terms and Non-GAAP Reconciliations Funds from Operations (“FFO”) / Core FFO attributable to common share and unit holders FFO attributable to common share and unit holders is a non-GAAP financial measure that we calculate in accordance with the definition approved by NAREIT, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales or impairment of real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustments for unconsolidated real estate joint ventures to reflect FFO on the same basis. Core FFO attributable to common share and unit holders is a non-GAAP financial measure that we use as a supplemental measure of our performance. We compute this metric by adjusting FFO attributable to common share and unit holders for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations and adjustments for investments in proptech venture capital funds related to the pro rata equity pickup of realized and unrealized gains and losses from their portfolio investments, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to our single-family property portfolio, (4) gain or loss on early extinguishment of debt and (5) the allocation of income to our perpetual preferred shares in connection with their redemption. We present FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, because we consider this metric to be an important measure of the performance of real estate companies, as do many investors and analysts in evaluating the Company. We believe that FFO attributable to common share and unit holders provides useful information to investors because this metric excludes depreciation, which is included in computing net income and assumes the value of real estate diminishes predictably over time. We believe that real estate values fluctuate due to market conditions and in response to inflation. We also believe that Core FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, provides useful information to investors because it allows investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period. FFO and Core FFO attributable to common share and unit holders are not a substitute for net income or net cash provided by operating activities, each as determined in accordance with GAAP, as a measure of our operating performance, liquidity or ability to pay dividends. These metrics also are not necessarily indicative of cash available to fund future cash needs. Because other REITs may not compute these measures in the same manner, they may not be comparable among REITs. FFO shares and units includes weighted-average common shares and operating partnership units outstanding, as well as potentially dilutive securities.

27Defined Terms and Non-GAAP Reconciliations The following is a reconciliation of these metrics to net income attributable to common shareholders, as determined in accordance with GAAP, to Core FFO attributable to common share and unit holders (amounts in thousands, except share and per share data): (1) Reflects the effect of potentially dilutive securities issuable upon the assumed vesting/exercise of restricted stock units and stock options and the dilutive effect of forward sale equity contracts under the treasury stock method. For the Years Ended Dec 31, 2024 Dec 31, 2023 Dec 31, 2022 Net income attributable to common shareholders 398,482$ 366,224$ 250,781$ Adjustments: Noncontrolling interests in the Operating Partnership 55,716 51,974 36,887 Gain on sale and impairment of single-family properties and other, net (225,756) (209,834) (136,459) Adjustments for unconsolidated joint ventures 4,722 3,711 344 Depreciation and amortization 477,010 456,550 426,531 Less: depreciation and amortization of non-real estate assets (19,447) (17,417) (13,358) FFO attributable to common share and unit holders 690,727$ 651,208$ 564,726$ Adjustments: Acquisition, other transaction costs and other 12,192 16,910 23,452 Noncash share-based compensation - general and administrative 20,617 16,379 15,318 Noncash share-based compensation - property management 4,814 4,030 3,861 Hurricane-related charges, net 8,884 - 6,133 Loss on early extinguishment of debt 6,323 - - Redemption of perpetual preferred shares - - 5,276 Core FFO attributable to common share and unit holders 743,557$ 688,527$ 618,766$ Core FFO attributable to common share and unit holders per FFO share and unit 1.77$ 1.66$ 1.54$ Weighted-average FFO shares and units: Common shares outstanding 367,454,012 362,024,968 349,290,848 Share-based compensation plan and forward sale equity contracts (1) 948,910 828,424 906,762 Operating partnership units 51,376,980 51,376,980 51,376,980 Total weighted-average FFO shares and units 419,779,902 414,230,372 401,574,590

28Defined Terms and Non-GAAP Reconciliations Property Enhancing Capex Includes elective capital expenditures to enhance the operating profile of a property, such as investments to increase future revenues or reduce maintenance expenditures. Same-Home Property A property is classified as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison. A property is removed from Same-Home if it has been classified as held for sale or has experienced a casualty loss. Stabilized Property A property acquired individually (i.e., not through a bulk purchase) is classified as stabilized once it has been renovated by the Company or newly constructed and then initially leased or available for rent for a period greater than 90 days. Properties acquired through a bulk purchase are first considered non-stabilized, as an entire group, until (1) we have owned them for an adequate period of time to allow for complete on-boarding to our operating platform, and (2) a substantial portion of the properties have experienced tenant turnover at least once under our ownership, providing the opportunity for renovations and improvements to meet our property standards. After such time has passed, properties acquired through a bulk purchase are then evaluated on an individual property basis under our standard stabilization criteria. Total Capitalization Includes the market value of all outstanding common shares and operating partnership units (based on the NYSE AMH Class A common share closing price as of period end), the current liquidation value of preferred shares as of period end and Total Debt. Total Debt Includes principal balances on asset-backed securitizations, unsecured senior notes and borrowings outstanding under our revolving credit facility as of period end, and excludes unamortized discounts and unamortized deferred financing costs.